SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
August 1, 2006
Date of Report (date of earliest event reported)
INTEVAC, INC.
(Exact name of Registrant as specified in its charter)

State of California	0-26946	94-3125814
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification Number)
3560 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices)
(408) 986-9888
(Registrant’s telephone number, including area code)
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition
     On August 1, 2006, Intevac, Inc. issued a press release reporting its financial results for the three and six months ended July 1, 2006. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The foregoing information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
          99.1 Press Release.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: August 1, 2006	By:	/s/ CHARLES B. EDDY III

Charles B. Eddy III
Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Number	Description
99.1	Press Release.